UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 26, 2025
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	VRA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2025, Vera Bradley, Inc. (the “Company”) announced that it’s Chief Marketing Officer, Alison Hiatt will be leaving the Company on October 9, 2025. The Company entered into a Release and Waiver Agreement (the “Release Agreement”) with Ms. Hiatt. The Release Agreement provides that Ms. Hiatt’s employment with the Company will terminate on October 9, 2025 and that she will receive severance compensation, including base salary through the date of termination, accrued benefits under the terms of the Company’s employee benefit plans, reimbursement of unreimbursed business expenses in accordance with Company policy, reimbursement of COBRA premiums for a period of up to 12 months (subject to Ms. Hiatt obtaining coverage under another group health plan), payments totaling $300,000 payable in 15 equal installments and an additional amount, if any, equal to 1.25 times the amount of the annual bonus Ms. Hiatt would have received under the Company’s annual Cash Bonus Plan for the 2026 fiscal year, payable at the time payment is made to other Company executives under the Cash Bonus Plan. Additionally, Ms. Hiatt shall be treated as not having separated from Service for purposes of any stock awards made by the Company and shall be entitled to receive any shares that vest according to Executive’s Award Agreements during that time period while payments are still being made by Company. In consideration of these severance benefits, Ms. Hiatt agrees to release the Company, its affiliates and certain other persons specified in the Release Agreement from all claims related to her employment or the termination thereof, subject to customary limitations set forth in the Release Agreement.

The foregoing summary of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Release Agreement filed as Exhibit 10.1 to this Report.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

10.1	Release and Waiver Agreement dated September 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: October 1, 2025	/s/ Mark C. Dely
Mark C. Dely Chief Administrative Officer